Exhibits No. 20.1:

                        CIT Home Equity Loan Trust 2003-1
            Home Equity Loan Asset Backed Certificates, Series 2003-1
                          Master Servicer's Certificate

                                              Due Period             3/31/2003
                                              Determination Date     4/16/2003
                                              Distribution Date      4/21/2003

I     Available in Certificate Account

      Principal collected on Mortgage Loans                                                                            9,020,315.55
      All Liquidation Proceeds with respect to Principal                                                                       0.00
      Principal portion of Purchase Price on Repurchased Mortgage Loans                                                  116,975.11
      Substitution Adjustment with respect to Principal                                                                        0.00
      Amount transferred from Pre-Funding Account                                                                              0.00
                                                                                                                      -------------

                        Principal Distribution Amount                                                                  9,137,290.66

      Interest collected on Mortgage Loans                                                                             6,110,218.08
      Interest portion of Purchase Price on Repurchased Mortgage Loans                                                       886.43
      All Liquidation Proceeds with respect to Interest                                                                        0.00
      Substitution Adjustment with respect to Interest                                                                         0.00
      Master Servicer Monthly Advances (net of Compensating Interest)                                                  1,426,993.73
      Reimbursement of previous months Servicer Advances                                                                       0.00
      Compensating Interest                                                                                                6,960.29
      Investment Earnings on the Certificate Account                                                                           0.00
      Investment Earnings on the Prefunding Account                                                                            0.00
                                                                                                                      -------------

                        Interest Remittance Amount                                                                     7,545,058.53

      Amount not Required to be deposited                                                                                      0.00

                        Total available in the Certificate Account                                                    16,682,349.19

II    Distributions                                                                         Per $ 1,000                    Amount
                                                                                            -----------                -------------
1.    Aggregate Class A-1 Distribution                                                      32.73296993                9,623,493.16

2.    Aggregate Class A-2 Distribution                                                       1.95833333                  417,125.00

3.    Aggregate Class A-3 Distribution                                                       2.32500000                  134,850.00

4.    Aggregate Class A-4 Distribution                                                       3.27500000                  373,350.00

5.    Aggregate Class A-5 Distribution                                                       4.15000000                  137,157.50

6.    Aggregate Class A-6 Distribution                                                       3.38333330                  318,033.33

7.    Aggregate Class A-IO Distribution                                                      4.16666665                  833,333.33

8.    Aggregate Class M-1 Distribution                                                       3.89166660                  210,344.58

9.    Aggregate Class M-2 Distribution                                                       4.21666667                  178,365.00

10    Aggregate Class B Distribution                                                         4.58333324                  172,333.33

11.   Aggregate Class X-IO Distribution                                                                                3,777,178.81

12.   Aggregate Class R Distribution                                                                                           0.00

13.   Aggregate Master Servicer Distribution                                                                             506,785.15
                                                                                                                      -------------

                                                     Total Distributions =                                            16,682,349.19

III   Certificate Class Balances                                                             Factor %                    Amount
                                                                                           ------------              --------------

      Opening  Senior Class A  Certificate  Balances as reported on the prior
      Monthly Master Servicer Report:
                        (a)  Class A-1                                                     100.00000000%             294,000,000.00
                        (b)  Class A-2                                                     100.00000000%             213,000,000.00
                        (c)  Class A-3                                                     100.00000000%              58,000,000.00
                        (d)  Class A-4                                                     100.00000000%             114,000,000.00
                        (e)  Class A-5                                                     100.00000000%              33,050,000.00
                        (f)  Class A-6                                                     100.00000000%              94,000,000.00
                                                                                                                     --------------
                                                                                                                     806,050,000.00
                        (g)  Class A-IO                                                    100.00000000%             200,000,000.00

      Opening  Subordinated  Class M & B Certificate  Balances as reported on the prior Monthly Master Servicer Report:
                        (a)  Class M-1                                                     100.00000000%              54,050,000.00
                        (b)  Class M-2                                                     100.00000000%              42,300,000.00
                        (c)  Class B                                                       100.00000000%              37,600,000.00
                                                                                                                     --------------
                                                                                                                     133,950,000.00

IV    Principal Distribution Amount

1(a). Basic Principal Amount                                                                        No.                  Amount
                                                                                                  -----                ------------
                        (a)  Stated principal collected                                                                1,132,115.88
                        (b)  Principal Prepayments                                                  107                7,888,199.67
                        (c)  Liquidation Proceeds                                                                              0.00
                        (d)  Repurchased Mortgage Loans                                               2                  116,975.11
                        (e)  Substitution Adjustment related to Principal                                                      0.00
                        (f)  Amount Transferred from Pre-Funding Account                                                       0.00
                                                                                                                       ------------
                                                   Total Principal Distribution                                        9,137,290.66

1(b). Subordination Increase Amount                                                                                            0.00

2(a). Class A Principal Distribution Amount:

                                                                                            Per $ 1,000
                                                                                            -----------
                        (a)  Class A-1                                                      31.07921993                9,137,290.66
                        (b)  Class A-2                                                       0.00000000                        0.00
                        (c)  Class A-3                                                       0.00000000                        0.00
                        (d)  Class A-4                                                       0.00000000                        0.00
                        (e)  Class A-5                                                       0.00000000                        0.00
                        7.   Class A-6
                              (a) Class A-6 Lockout Percentage                                                0.00%
                              (b) Class A-6 Lockout Distribution Amount                      0.00000000                        0.00

2(b). Class M & B Principal Distribution Amount :

                        1.   Class M-1                                                       0.00000000                        0.00
                        2.   Class M-2                                                       0.00000000                        0.00
                        3.   Class B                                                         0.00000000                        0.00

2(c) Class M & B Applied Realized Losses:

                        1.   Class M-1                                                       0.00000000                        0.00
                        2.   Class M-2                                                       0.00000000                        0.00
                        3.   Class B                                                         0.00000000                        0.00

                                                                                             Factor %                    Amount
                                                                                           ------------              --------------
      Ending  Senior Class A  Certificate  Balances  after  distributions  of principal on this Monthly Master Servicer Report:

                        (a)  Class A-1                                                      96.89207801%             284,862,709.34
                        (b)  Class A-2                                                     100.00000000%             213,000,000.00
                        (c)  Class A-3                                                     100.00000000%              58,000,000.00
                        (d)  Class A-4                                                     100.00000000%             114,000,000.00
                        (e)  Class A-5                                                     100.00000000%              33,050,000.00
                        (f)  Class A-6                                                     100.00000000%              94,000,000.00
                                                                                                                     --------------
                                                                                                                     796,912,709.34

                        (g)  Class A-IO                                                    100.00000000%             200,000,000.00

      Ending   Subordinated   Class  M  &  B   Certificate   Balances   after
      distributions of principal on this Monthly Master Servicer Report:

                        (a)  Class M-1                                                     100.00000000%              54,050,000.00
                        (b)  Class M-2                                                     100.00000000%              42,300,000.00
                        (c)  Class B                                                       100.00000000%              37,600,000.00
                                                                                                                     --------------
                                                                                                                     133,950,000.00

V     Interest Distribution Amount

      Fixed Rate Certificates
              (b)  Fixed Rate Certificates applicable Pass-Through Rate
                         1.  Class A-1                                                          2.20500%
                         2.  Class A-2                                                          2.35000%
                         3.  Class A-3                                                          2.79000%
                         4.  Class A-4                                                          3.93000%
                         5.  Class A-5                                                          4.98000%
                         6.  Class A-6                                                          4.06000%
                         7.  Class A-IO                                                         5.00000%
                         8.  Class M-1                                                          4.67000%
                         9.  Class M-2                                                          5.06000%
                        10.  Class B 5.50000%

      INTEREST REMITTANCE AMOUNT
         1.  Interest collected on Mortgage Loans                                          6,110,218.08
         2.  Interest advanced on Mortgage Loans                                           1,426,993.73
         3.  Compensating Interest on Mortgage Loans                                           6,960.29
         4.  Substitution Adjustment interest                                                      0.00
         5.  Purchase Price interest on repurchased accounts                                     886.43
         6.  Liquidation Proceeds interest portion                                                 0.00
         7.  Investment Earning in the Pre-Funding Account                                         0.00
                     TOTAL INTEREST REMITTANCE AMOUNT                                                                  7,545,058.53

      Current Interest Requirement

                         1.  Class A-1  @ applicable Pass-Through Rate                                                   486,202.50
                         2.  Class A-2 @ applicable Pass-Through Rate                                                    417,125.00
                         3.  Class A-3 @ applicable Pass-Through Rate                                                    134,850.00
                         4.  Class A-4 @ applicable Pass-Through Rate                                                    373,350.00
                         5.  Class A-5 @ applicable Pass-Through Rate                                                    137,157.50
                         6.  Class A-6 @ applicable Pass-Through Rate                                                    318,033.33
                         7.  Class A-IO @ applicable Pass-Through Rate                                                   833,333.33
                         8.  Class M-1 @ applicable Pass-Through Rate                                                    210,344.58
                         9.  Class M-2 @ applicable Pass-Through Rate                                                    178,365.00
                        10.  Class B @ applicable Pass-Through Rate                                                      172,333.33

      Class Interest Carryover Shortfall

                         1.  Class A-1                                                             0.00
                         2.  Class A-2                                                             0.00
                         3.  Class A-3                                                             0.00
                         4.  Class A-4                                                             0.00
                         5.  Class A-5                                                             0.00
                         6.  Class A-6                                                             0.00
                         7.  Class A-IO                                                            0.00
                         8.  Class M-1                                                             0.00
                         9.  Class M-2                                                             0.00
                        10.  Class B 0.00

      Certificates Interest Distribution Amount

                                                                                            Per $ 1,000
                                                                                            -----------
                         1.  Class A-1                                                       1.65375000                  486,202.50
                         2.  Class A-2                                                       1.95833333                  417,125.00
                         3.  Class A-3                                                       2.32500000                  134,850.00
                         4.  Class A-4                                                       3.27500000                  373,350.00
                         5.  Class A-5                                                       4.15000000                  137,157.50
                         6.  Class A-6                                                       3.38333330                  318,033.33
                         7.  Class A-IO                                                      4.16666665                  833,333.33
                         8.  Class M-1                                                       3.89166660                  210,344.58
                         9.  Class M-2                                                       4.21666667                  178,365.00
                        10.  Class B                                                         4.58333324                  172,333.33

VI    Credit Enhancement Information

                                                                                                                              Total

             (a) Senior Enhancement Percentage                                                                                14.76%

             (b) OC Spread Holiday in effect?                                                                                   YES

             (c) Overcollateralization Amount:

                        1.   Opening Overcollateralization Amount                                                              0.00
                        2.   Ending Overcollateralization Amount                                                               0.00
                        3.   Required Overcollateralization Amount                                                             0.00
                        4.   Subordination Deficiency                                                                          0.00
                        5.   Excess Overcollateralization Amount                                                               0.00

VII   Trigger Information

          1. (a) 60+ Delinquency  Percentage                                                                                   0.33%
             (b)  Delinquency Event in effect (Rolling Three Month > 45%)?                                                       NO

          2. (a) Cumulative Loss Percentage                                                                                    0.00%
             (b) Applicable Loss Percentage for current  Distribution 2.50%
             (c) Cumulative Loss Trigger Event in effect                                                                         NO

VIII  Pool Information                                                                             No.                   Amount
                                                                                                  -----              --------------
             (a) Closing Mortgage Loan Principal Balance:                                         9,207              809,883,952.59

             (b) Principal Balance of Balloon Mortgage Loans                                          0                        0.00

             (c) Weighted Average Mortgage Rate:                                                                              8.351%

             (d) Weighted Average Net Mortgage Rate:                                                                          7.863%

             (e) Net Weighted Average Coupon Cap:                                                                             5.804%

             (f) Net Weighted Average Coupon Cap for A-1 Class only                                                           6.449%

             (g) Weighted Average Remaining Maturity:                                                                        326.44

             (h) Weighted Average Original Maturity:                                                                         313.00

IX    Delinquency Information                                                           No.             %                 Amount
                                                                                       -----          -----           --------------
      A.  Fixed Rate Mortgage Loans:
             (a) Delinquent Contracts:
                        1.   31 - 59 Day Accounts                                        147           1.50%          12,120,368.53
                        2.   60 - 89 Day Accounts                                         32           0.33%           2,643,871.12
                        3.   90+  Day Accounts                                             0           0.00%                   0.00

             (b) Mortgage Loans - In Foreclosure                                           0           0.00%                   0.00
             (c) REO Property Accounts                                                     0           0.00%                   0.00

X     Realized Losses                                                                              No.                    Amount
                                                                                                  -----                 ------------

          1. (a) Gross Realized Losses during the period                                              0                        0.00

             (b) Realized Losses during the period                                                                             0.00

             (c) Cumulative Gross Realized Losses                                                     0                        0.00

             (d) Cumulative Realized Losses                                                                                    0.00

             (e) Cumulative Applied Realized Losses

                          i. Class B                                                                                           0.00
                         ii. Class M-1                                                                                         0.00
                        iii. Class M-2                                                                                         0.00

XI    Miscellaneous Information

          1. (a) Monthly Master Servicer Fee

                          i. Monthly Servicing Fee                                                                       341,258.85
                         ii. Mortgage Fees                                                                               165,526.30
                        iii. Certificate Account Investment Earnings                                                           0.00

             (b) Amount of prior unpaid Master Servicing Fees paid with this distribution                                      0.00

             (c) Total Master Servicing Fees paid with this distribution                                                 506,785.15

             (d) Amount of unpaid Master Servicing Fees as of this distribution                                                0.00

          2. (a) Opening Master Servicer Advance Balance                                                                       0.00

             (b) Current Advance (exclusive of Compensating Interest)                                                  1,426,993.73

             (c) Reimbursement of prior Master Servicer Advances                                                               0.00
                                                                                                                       ------------

             (d) Ending Master Servicer Advance Balance                                                                1,426,993.73


          3. Current period Compensating Interest                                                                          6,960.29

          4. (a) Stepdown Date in effect?                                                            NO

          5. Aggregate principal balance of Subsequent Mortgage Loans
               purchased by the Trust on the related Distribution Date:                             261               23,247,067.29

      6. (a) Beginning Amount of the Pre-Funding  Account                                                            120,978,756.75
      6. (b) Principal  Balance  Purchased by the Trust                                                              -23,247,067.29
      6. (c) Ending Amout of the Pre-Funding Account                                                                  97,731,689.46

         (d) Amount of Investment Earnings in the Pre-Funding Account                                                     12,998.26

      7. Aggregate principal balance of Subsequent Mortgage Loans (during Funding Period)           261               23,247,067.29